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                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549


                                  FORM 8-K
                               CURRENT REPORT


                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


              Date of Report (Date of earliest event reported):
                              DECEMBER 6, 1995


                             KEVLIN CORPORATION
           (Exact name of registrant as specified in its charter)


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

      MASSACHUSETTS                  0-10265                    04-2073497
(State or other jurisdiction     (Commission File              (IRS Employer
     of incorporation)                Number)                Identification No.)
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                 5 CORNELL PLACE, WILMINGTON, MASSACHUSETTS 01887
               (Address of principal executive offices and zip code)


                Registrant's telephone number, including area code:
                                  (508) 657-3900











Exhibit Index appears on page 4                                 Page 1 of 37
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ITEM 5.   OTHER EVENTS.
          ------------

        On December 6, 1995, Kevlin Corporation ("Kevlin"), entered into an Agreement and Plan of Merger (the "Merger Agreement") with Chelton Communication Systems, Inc., a Delaware corporation ("Chelton"), and Kevlin Acquisition Corporation, a Massachusetts corporation and wholly-owned subsidiary of Chelton ("Acquisition"). Pursuant to the Merger Agreement, Acquisition will be merged with and into Kevlin (the "Merger"), and Kevlin will be the surviving corporation in the Merger (the "Surviving Corporation") as a wholly-owned subsidiary of Chelton. As consideration for the Merger, each Kevlin stockholder will receive $4.54 in cash for each share of Kevlin Common Stock held by such stockholder at the effective time of the Merger.

        Kevlin hereby incorporates by reference the contents of the press release of Kevlin dated December 8, 1995 filed as Exhibit 99 to this report.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.
          ---------------------------------

     (c)  Exhibits:
          --------
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Exhibit
  No.                                       Description
-------                                    -------------

   2            Agreement and Plan of Merger dated as of December 6, 1995 among Kevlin
                Corporation, Chelton Communication Systems, Inc. and Kevlin Acquisition Corp.
                Pursuant to Item 601(b)(2) of Regulation S-K, the disclosure schedules referred to in the Agreement and Plan of Merger are omitted.  The Registrant hereby undertakes to furnish supplementally a copy of any omitted schedule to the
                Commission upon request.

  99            Press Release dated December 8, 1995.

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                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  December 15, 1995                KEVLIN CORPORATION


                                        By: /s/ John J. Moran
                                            -----------------
                                            John J. Moran
                                            President

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                                EXHIBIT INDEX
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EXHIBIT                                                                                    SEQUENTIAL
  NO.                                 DESCRIPTION                                          PAGE NO.
-------                              -------------                                         ----------
  2             Agreement and Plan of Merger dated as of December 6, 1995
                among Kevlin Corporation, Chelton Communication Systems, Inc.
                and Kevlin Acquisition Corp.  Pursuant to Item 601(b)(2) of                      5
                Regulation S-K, the disclosure schedules referred to in the Agreement and Plan of Merger are omitted.  The Registrant hereby undertakes to furnish supplementally a copy of any omitted schedule to the
                Commission upon request.


 99             Press Release dated December 8, 1995.                                            37

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